SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) October 5, 2007
____________________________________________________

(formerly Mediquip Holdings, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	75-2263732
(formerly Delaware)	(IRS Employer Identification Number)
(State or other jurisdiction of incorporation or organization)

15473 East Freeway
Channelview, Texas 77530
(Address of principal executive offices)

Ronald E. Smith, President
Deep Down, Inc.
15473 East Freeway
Channelview, Texas 77530
(Name and address of agent for service)

(281) 862-2201
(Telephone number, including area code of agent for service)

ITEM 3.02 - Unregistered Sales of Equity Securities.

On October 5, 2007, Deep Down, Inc. announced it has exchanged 1,250 shares ($1,250,000 aggregate face value) of Series E Redeemable Exchangeable Preferred Stock (“Preferred Stock”) for 1,213,592 shares of common stock in an agreement reached on October 2, 2007 when the closing price was $1.03 per share.  The Preferred Stock had a face value and liquidation preference of $1,000 per share, no dividend preference, and was exchangeable at the holder’s option after June 30, 2007, into 6% subordinated notes due three years from the date of exchange.

In addition, Deep Down announced that it has agreed to eliminate an obligation to pay $20,000 per month for the next 28 months, or an aggregate of $560,000, by exchanging this obligation for 543,689 shares of common stock.  This agreement was also reached on October 2, 2007.  Please reference a news release dated August 14, 2007.

Deep Down also announced it has reached an agreement with Ironman Energy Capital, L.P. to close a private placement of 3,125,000 shares of common stock of the company at $0.96 per share, or $3,000,000 in the aggregate, in an agreement reached on October 2, 2007 when the closing price was $1.03 per share.  The Company expects closing to take place on or before Friday, October 12, 2007.

Item 9.01. Financial Statements and Exhibits

Exhibit A                      Press Release dated October 5, 2007

Exhibit B                       Press Release dated October 5, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DEEP DOWN, INC.

                                By: /s/ Ronald Smith
                                Ronald Smith, President

Date: October 5, 2007

EXHIBIT A
PRESS RELEASE

NEWS RELEASE

October 5, 2007                                                                                                                                         OTC BB:  DPDW

DEEP DOWN REDUCES INDEBTEDNESS BY $1,810,000

HOUSTON, TX – October 5, 2007 – Deep Down, Inc. (OTCBB: DPDW) today announced it has exchanged 1,250 shares ($1,250,000 aggregate face value) of Series E Redeemable Exchangeable Preferred Stock (“Preferred Stock”) for 1,213,592 shares of common stock in an agreement reached on October 2, 2007 when the closing price was $1.03 per share.  The Preferred Stock had a face value and liquidation preference of $1,000 per share, no dividend preference, and was exchangeable at the holder’s option after June 30, 2007, into 6% subordinated notes due three years from the date of exchange.

In addition, Deep Down announced that it has agreed to eliminate an obligation to pay $20,000 per month for the next 28 months, or an aggregate of $560,000, by exchanging this obligation for 543,689 shares of common stock.  This agreement was also reached on October 2, 2007.  Please reference a news release dated August 14, 2007.

“With this Preferred Stock transaction, we have reduced indebtedness by another $1,810,000, thereby continuing our efforts to strengthen Deep Down’s balance sheet and improve the overall liquidity and financial strength of the Company,” commented Robert E. Chamberlain, Jr., Deep Down’s chairman.  “We will continue to pursue those efforts whenever management considers it prudent to do so.”

About Deep Down, Inc.
Deep Down specializes in the provision of innovative solutions, installation management, engineering services, support services, custom fabrication, and storage management services for the offshore subsea control, umbilical, and pipeline industries. The company fabricates component parts of subsea distribution systems and assemblies that specialize in the development of subsea fields and tie backs. These items include umbilicals, flow lines, distribution systems, pipeline terminations, controls, winches, and launch and retrieval systems, among others. Deep Down provides these services from the initial field conception phase, through manufacturing, site integration testing, installation, topside connections, and the final commissioning of a project.  The Company’s ElectroWave subsidiary offers products and services in the fields of electronic monitoring and control systems for the energy, military, and commercial business sectors. ElectroWave designs, manufactures, installs, and commissions integrated PLC and SCADA based instrumentation and control systems, including ballast control and monitoring, drilling instrumentation, vessel management systems, marine advisory systems, machinery plant control and monitoring systems, and closed circuit television systems.

The Company’s strategy is to consolidate service providers to the offshore industry, as well as designers and manufacturers of subsea, surface, and offshore rig equipment used by major, independent, and foreign national oil and gas companies in deep-water exploration and production of oil and gas throughout the world.  Deep Down’s customers include BP Petroleum, Royal Dutch Shell, Exxon Mobil Corporation, Devon Energy Corporation, Chevron Corporation, Anadarko Petroleum Corporation, Marathon Oil Corporation, Kerr-McGee Corporation, Nexen Inc., BHP, Amerada Hess, Helix, Oceaneering International, Inc., Subsea 7, Inc., Transocean Offshore, Diamond Offshore, Marinette Marine Corporation, Acergy, Veolia Environmental Services, Noble Energy Inc., Aker Kvaerner, Cameron, Oil States, Dril-Quip, Inc., Nexans, Cabett, JDR, and Duco, among others.  For further company information, please visit www.deepdowninc.com and www.electrowaveusa.com

One of our most important responsibilities is to communicate with shareholders in an open and direct manner.  Comments are based on current management expectations, and are considered "forward-looking statements," generally preceded by words such as "plans," "expects," "believes," "anticipates," or "intends."  We cannot promise future returns.  Our statements reflect our best judgment at the time they are issued, and we disclaim any obligation to update or alter forward-looking statements as the result of new information or future events.  Deep Down urges investors to review the risks and uncertainties contained within its filings with the Securities and Exchange Commission.

For Further Information

Steven Haag, Investor Relations

ir@deepdowninc.com

281-862-2201 (O)
281-862-2522 (F)
www.deepdowninc.com

EXHIBIT B
PRESS RELEASE

NEWS RELEASE

October 5, 2007                                                                                                                                     OTC BB:  DPDW

DEEP DOWN ANNOUNCES $3,000,000 PRIVATE PLACEMENT

HOUSTON, TX – October 5, 2007 – Deep Down, Inc. (OTCBB: DPDW) today announced it has reached an agreement with Ironman Energy Capital, L.P. to close a private placement of 3,125,000 shares of common stock of the company at $0.96 per share, or $3,000,000 in the aggregate, in an agreement reached on October 2, 2007 when the closing price was $1.03 per share.  The Company expects closing to take place on or before Friday, October 12, 2007.

“Proceeds of this private placement will be used for working capital and general corporate purposes, which may include, but not be limited to capital expenditures, acquisitions and other strategic uses,” commented Eugene L. Butler., Deep Down’s chief financial officer.  “This transaction reinforces our continuing effort to strengthen our financial position as we prepare ourselves for further growth in accordance with our business plan.”

About Deep Down, Inc.
Deep Down specializes in the provision of innovative solutions, installation management, engineering services, support services, custom fabrication, and storage management services for the offshore subsea control, umbilical, and pipeline industries. The company fabricates component parts of subsea distribution systems and assemblies that specialize in the development of subsea fields and tie backs. These items include umbilicals, flow lines, distribution systems, pipeline terminations, controls, winches, and launch and retrieval systems, among others. Deep Down provides these services from the initial field conception phase, through manufacturing, site integration testing, installation, topside connections, and the final commissioning of a project.  The Company’s ElectroWave subsidiary offers products and services in the fields of electronic monitoring and control systems for the energy, military, and commercial business sectors. ElectroWave designs, manufactures, installs, and commissions integrated PLC and SCADA based instrumentation and control systems, including ballast control and monitoring, drilling instrumentation, vessel management systems, marine advisory systems, machinery plant control and monitoring systems, and closed circuit television systems.

The Company’s strategy is to consolidate service providers to the offshore industry, as well as designers and manufacturers of subsea, surface, and offshore rig equipment used by major, independent, and foreign national oil and gas companies in deep-water exploration and production of oil and gas throughout the world.  Deep Down’s customers include BP Petroleum, Royal Dutch Shell, Exxon Mobil Corporation, Devon Energy Corporation, Chevron Corporation, Anadarko Petroleum Corporation, Marathon Oil Corporation, Kerr-McGee Corporation, Nexen Inc., BHP, Amerada Hess, Helix, Oceaneering International, Inc., Subsea 7, Inc., Transocean Offshore, Diamond Offshore, Marinette Marine Corporation, Acergy, Veolia Environmental Services, Noble Energy Inc., Aker Kvaerner, Cameron, Oil States, Dril-Quip, Inc., Nexans, Cabett, JDR, and Duco, among others.  For further company information, please visit www.deepdowninc.com and www.electrowaveusa.com

One of our most important responsibilities is to communicate with shareholders in an open and direct manner.  Comments are based on current management expectations, and are considered "forward-looking statements," generally preceded by words such as "plans," "expects," "believes," "anticipates," or "intends."  We cannot promise future returns.  Our statements reflect our best judgment at the time they are issued, and we disclaim any obligation to update or alter forward-looking statements as the result of new information or future events.  Deep Down urges investors to review the risks and uncertainties contained within its filings with the Securities and Exchange Commission.

For Further Information

Steven Haag, Investor Relations

ir@deepdowninc.com

281-862-2201 (O)
281-862-2522 (F)
www.deepdowninc.com